Manufacturing in collaboration with JAC	12 Months Ended
Dec. 31, 2021
Manufacturing in collaboration with JAC
Manufacturing in collaboration with JAC

18.  Manufacturing in collaboration with JAC

In May 2016, April 2019 and March 2020, the Group entered into several arrangements with JAC for the manufacture of the ES8, the ES6 and the EC6 for five years. Pursuant to the arrangements, JAC built up a new manufacturing plant (“Hefei Manufacturing Plant”) and is responsible for the equipment used on the product line while NIO is responsible for the tooling. For each vehicle produced the Group pays processing fee to JAC on a per-vehicle basis monthly for the first three years on the basis that NIO provides all the raw materials to JAC. In addition, for the first 36 months after agreed time of start of production, which was April 2018, the Group should compensate JAC operating losses incurred in Hefei Manufacturing Plant. In May 2021, the Group and JAC entered into a renewed manufacturing agreement pursuant to which, from May 2021 to May 2024, JAC will continue to manufacture the ES8, ES6, EC6, ET7 and other NIO models. The fee arrangements under the renewed arrangements consist of the following: (i) asset depreciation and amortization with regard to the assets JAC invested and to invest for the manufacture of NIO models as actually incurred, payable monthly and subject to adjustment annually; (ii) vehicle production and processing fees recorded on per-vehicle basis, payable monthly and subject to adjustment annually; (iii) certain compensatory arrangements up to a capped amount for JAC’s investment into JAC-NIO manufacturing plant, including for the land, factory and equipment; (iv) relevant tax; and (v) purchase amount of certain production materials.

For the years ended December 31, 2019, 2020 and 2021, the aggregate fees to JAC under the above collaboration arrangement were RMB440,812, RMB531,565 and RMB715,118, respectively, in cost of sales.